Supplement to currently effective Statement of Additional Information for each of the listed funds:


              Scudder GNMA Fund                                  Scudder Gold Fund
        Scudder Dividend & Growth Fund                        Scudder Global Bond Fund
     Scudder Real Estate Investment Fund                  Scudder International Bond Fund
          Scudder S&P 500 Index Fund                         Scudder Latin America Fund
      Scudder Large Company Growth Fund                  Scudder Greater Europe Growth Fund
            Scudder Balanced Fund                        Scudder Pacific Opportunities Fund
          Scudder International Fund                       Scudder Global Discovery Fund*
       Scudder Financial Services Fund                     Scudder Growth and Income Fund
           Scudder Health Care Fund                        Scudder Classic Growth Fund *
           Scudder Technology Fund                        Scudder Tax Managed Growth Fund
       Scudder Small Company Value Fund                Scudder Tax Managed Small Company Fund
          Scudder 21st Century Fund                           Scudder Select 500 Fund
           Scudder Development Fund                       Scudder Select 1000 Growth Fund
       Scudder Large Company Value Fund                         Scudder Value Fund*
     Scudder Emerging Markets Income Fund

                               *Properly known as Global Discovery Fund, Classic
                                   Growth Fund and Value Fund, respectively.


The following disclosure supplements the "Investments and Investment Techniques" section of each Fund's Statement of Additional Information.

INVESTMENT COMPANY SECURITIES The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.



January 7, 2000